UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22372

Clarity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Suite 110

2001 Westown Parkway

West Des Moines, Iowa 50265

 (Address of Principal Office)

(Name and Address of Agent for Service)

Bradley R. Peyton

Suite 110

2001 Westown Parkway

West Des Moines, Iowa 50265

Copies of all communications to:

John C. Miles

Cline Williams Wright Johnson & Oldfather, LLP

Suite 1900

233 S. 13th

Lincoln, Nebraska 68508

Registrant's Telephone Number, including Area Code: 515-252-7489

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

CLARITY FUND

MARCH 31, 2011

Dear Fellow Clarity Fund Shareholders:

At March 31, 2011, Clarity Fund’s NAV stood at $10.63, up from $10.00 at its inception and representing an increase of 6.3% over the short life of the Fund.  This compares favorably with the Barclays Capital U.S. Government/Credit Bond Index return of 1.32% and unfavorably with the Russell 3000 Value Index’s 30.02% showing over the same time period.  Why the difference?  Since the Fund began operations on June 30th, 2010, we have been deliberate in investing the cash balance.  Almost to the day of the Fund’s inception the market began a months-long run from which it has rarely looked back, experiencing a  relentless increase not seen in decades characterized by extraordinarily low volatility and few significant declines.  In a market with elevated valuations and few pullbacks, there have been few opportunities to load up on undervalued holdings, our bread and butter.

As one investor says, benchmark risk – how our performance compares to broad indices – is a fact of investment life.  Our investment style is very different from the “always invested” indexes and thus too will be our results.  These last nine months have perfectly illustrated this phenomenon for shareholders.  That said, should markets turn in the other direction our expectation would be for the portfolio to see less relative downside.  Our goal is absolute returns, not returns absolutely like the benchmark.

With hindsight, we can say the best strategy would have been to fully invest the Fund on the date of its inception in mostly small, economically-sensitive businesses with high operational and financial leverage.  (As we pen this letter, the Russell 2000 Index of small companies became the first index to eclipse its 2007 highs.)  While our letter-writing task would be much more pleasant had we done this, it would likely be at the expense of our blood pressure amid several weeks of lost sleep worrying about the risks we’re taking with your money and ours.  Ignorance may be bliss, but it is best avoided in investing.  And with one eye on risk and a focus on valuation, we simply cannot justify fully investing the Fund without violating our investment discipline.  From our standpoint, risk and return are inversely correlated.  All else equal, a lower purchase price means lower risk (of permanent capital loss) with a higher potential return; our eagerness to invest your capital builds when prices fall, not rise.  We encourage shareholders to read the “Owner Principles” document published in this report.

* * * * *

Portfolio sector weights are not driven by a grand strategy but rather emerge from the security-by-security investment process.  Our highest “sector” weight (14.5%) was in discounted, closed-end funds, which we buy as a basket with limited individual position sizes.  Lumping this into one category is nice for a report, but these holdings are not uniform; some hold equities, others domestic and/or emerging-market debt, still others convertible securities.  And that mix changes over time, since we review this portion of the portfolio most often.  The next-largest portfolio sectors were Educational Services (4.0%), Energy and Other Services (4.0%), and Communications Equipment (2.4%).  Overall, the Fund’s sector mix is quite diversified, though the Fund is registered as non-diversified and is likely to be much more concentrated in the future.  The top holdings in the Fund at March 31, 2011 were Peoples Educational (3.5%), Entergy (2.1%), Exelon (1.9%), Abbott Laboratories (1.9%) and Harbinger Group (1.4%).  Sector allocation and position information is available in the pages that follow this letter.

* * * * *

Our objective is to buy a dollar’s worth of value for less than a dollar, a strategy that requires patience.  Investing is a game in which it is not necessary to keep all your pieces on the board in order to play; when conditions aren’t favorable, the fewer pieces the better.  Having the ability (and willingness) to do nothing is an important part of an investor’s toolkit and one we don’t hesitate to wield.  Certainly, this has been the case since inception, a time period over which the average invested balance has been roughly 25% of the Fund.  (At 3/31/2011, the Fund’s cash balance, cash equivalents, and liabilities in excess of other assets totaled 62.8%, leaving an invested balance of 37.2%.)  We long for the opportunity to more fully invest the Fund, but our cash balance provides us ample dry powder with which to take advantage of Mr. Market’s periodic emotional extremes.

To date, we’ve primarily focused Fund investments on smaller companies, which given our asset size has been possible.  We ought to be able to add more value playing on a field without a lot of analyst attention and, therefore, competition.  (We try to go where our competitors aren’t.)  As the size of the Fund increases, though, it will be much more difficult to buy some of the holdings we have at a meaningful position size.  Recently, we have purchased a few larger companies including Entergy, Exelon, and Cisco Systems, which have major analyst following.  Here, while we don’t think we have an analytical edge nor do we believe they’ll provide smaller-company-like returns, in an environment of elevated valuations the return from each has the potential to exceed the broad markets with less investment risk.  At present, it seems likely we’ll continue to see opportunities in the equities of larger businesses paying solid dividends, but ultimately market vicissitudes will dictate the opportunities we encounter.

We look forward to writing you in the semi-annual report.  In the meantime, please contact our offices with any questions or concerns.

Sayer P. Martin, CFA, Portfolio Manager

Brad Peyton, Portfolio Manager

Clarity Fund

Owner Principles

We believe it’s important to attract shareholders who understand what an investment in Clarity Fund is and isn’t.  While we may not establish a personal relationship with every shareholder, we want him or her to fully understand the philosophy with which we manage the Fund.  Our hope is that shareholders view an investment in Clarity Fund as a long-term relationship without excessive focus on short-term performance that can be mostly noise.  Warren Buffett lays out the principles by which he manages Berkshire Hathaway in his “Owner-Related Business Principles,” printed at the back of every annual report.  Making this document available and living by it is a practice we believe has led to Berkshire’s rational and long-term oriented shareholder base.  We seek a similar shareholder constituency, with investors who buy (and sell) the Fund for the right reasons.

Below is a list of the core principles by which we will manage your investment in Clarity Fund:

1.

We are substantial personal investors in the Fund.  We can’t guarantee that this will lead to good results over time, but it ensures our interests are aligned with those of our shareholders.

2.

We will be candid in our reporting to shareholders.  When we make mistakes, we will admit them.

3.

Downside risk is a primary consideration in each investment decision.  We believe that it is possible to seek both low risk and high returns.  Accordingly, we do not expect to be fully invested at times when the opportunity yield on cash appears higher than current returns available on other investments.

4.

We view risk as the probability of permanent loss of investment capital.  Volatility, or how much prices move around from day to day, is mostly irrelevant as a measure of risk to the long-term investor.

5.

We are patient, long-term value investors, not speculators.  While we will sometimes hold securities for short periods, our intention is to invest until an asset’s price moves closer to our estimate of intrinsic value or the investment thesis changes.

6.

We invest from the bottom-up, analyzing and valuing individual securities one at a time.  Accordingly, how the overall portfolio is allocated among sectors and asset classes is an emergent property of the individual buy and sell decisions we make, not a directional bet on any particular macro-economic views.

7.

We are security and market cap agnostic and seek value above all.  That is, we will look for potential returns where we believe the risks justify it.  While we expect to invest considerable assets in equities, we may own very few if the risk-reward equation appears more favorable elsewhere. The portfolio may hold some combination of securities such as common stocks, preferred stocks, exchange-traded funds, exchange-traded options, fixed income instruments, and/or hold substantial cash at times.  Positions may be both long and short.  Our focus is on the preservation and enhancement of long-term investment capital.

8.

Absolute, not relative, returns are our bogey.  We hope to earn more than a passive investment in long-term government bonds over time.  We will show our results next to popular indexes, such as the S&P 500 and Russell 3000 Value indices, but we believe managing a portfolio with a ‘relative to index’ mindset represents flawed thinking.  The indices are unmanaged and fully invested at all times in hundreds or thousands of stocks.  Clarity Fund, in comparison, should look very different from an index, with fewer securities, different assets and active management.  We expect relative performance to be satisfactory over time, but year-to-year results are almost certain to look unlike those of popular indices.  Investors looking to beat the market over a quarter or even one-year periods, and not take a long-term approach, are best advised to look elsewhere.  We encourage Clarity Fund shareholders to evaluate our performance over a full market cycle, or at least 3-5 years.

9.

We evaluate the success of our investments using two scorecards, one short-term and the other long-term.  Our short-term scorecard for an investment is the performance of a company’s intrinsic business value, which may or may not be reflected in its market price.  Prices in the short run tend to be more irrational so we attempt to exploit rather be guided by them.  If we have done our analysis correctly, intrinsic value will eventually reflect in the asset price (long-term scorecard).  We expect to underperform for months and even years, especially when the stock market is rallying sharply.  But we believe a deliberate, value-focused process will lead to outperformance over longer time periods.

Our strategy is easy to understand but is often difficult for investors to accept and live with in some market environments.  Investors can understand the concept of buying stocks cheaply and selling when they are expensive, but when it comes to actually buying when the crowd is selling many investors freeze up.  Similarly, holding cash in a rising market may look foolish in the short-run.  (At some point, being early is indistinguishable from being wrong.)  Yet to follow our discipline is to buy only when we can do so at an appreciable discount – margin of safety – to conservatively-estimated intrinsic business value.  In the absence of acceptable opportunities, we will hold cash (or equivalents) until we find such values.  We are much more excited when asset prices are falling than rising and we encourage Clarity Fund investors to adopt this mentality in viewing our results – the cheaper assets get, the higher ought to be the implied future rate of return.  Of course, we want our holdings to appreciate over time, but short-term opportunities to buy cheap assets help us add to the base from which future compounding occurs.

CLARITY FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2011 (UNAUDITED)

FOR PERIOD ENDING MARCH 31, 2011

	Since Inception *	Ending Value
Clarity Fund	6.30%	$10,630
S&P 500 Index	30.56%	$13,056
Russell 3000 Value Index	30.02%	$13,002
Barclays Capital U.S. Government/Credit Bond Index	1.32%	$10,132

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Clarity Fund
S&P 500 Index
Russell 3000 Value Index
Barclays Capital U.S. Government/Credit Bond Index

This chart assumes an initial investment of $10,000 made on the closing of June 30, 2010. Total return is based on the net       change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Barclays Capital U.S. Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund imposes a 2.00% redemption fee on share redeemed with 90 days or less.

* The Fund commenced operations on June 30, 2010.

Clarity Fund
Portfolio Illustration
March 31, 2011 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities are represented as a percentage of the portfolio of investments.

	Clarity Fund
	Schedule of Investments
	March 31, 2011

Shares		Value

COMMON STOCK - 22.07%

Agriculture Production - 1.41%
300	Chiquita Brands International, Inc. *	$ 4,602

Automotive Repair, Services & Parking - 0.70%
5000	Precision Auto Care, Inc. * (a)	2,300

Communications Equipment, NEC - 2.39%
200	Cisco Systems, Inc.	3,430
2,000	Level 3 Communications, Inc. *	2,940
300	Vicon Industries, Inc. *	1,440
		7,810
Electric & Other Services - 3.96%
100	Entergy Corp.	6,721
150	Exelon Corp.	6,186
		12,907
Life Insurance - 1.40%
2,100	Atlantic American Corp. *	4,557

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.44%
900	Harbinger Group, Inc. *	4,689

Pharmaceutical Preparations - 1.88%
125	Abbott Laboratories	6,131

Retail-Apparel & Accessory Stores - 0.52%
300	Hot Topic, Inc.	1,708

Retail-Variety Stores - 1.33%
100	Big Lots, Inc. *	4,343

Services-Educational Services - 4.02%
400	Corinthian Colleges, Inc. *	1,768
8,333	Peoples Educational Holdings, Inc. *	11,333
		13,101
Services-Management Services - 2.12%
100	Michael Baker Corp. *	2,907
400	Navigant Consulting, Inc. *	3,996
		6,903
Telephone Communications (No Radio Telephone) - 0.90%
200	Neutral Tandem, Inc. *	2,950

TOTAL FOR COMMON STOCK (Cost $60,711) - 22.07%		$ 72,001

REAL ESTATE INVESTMENT TRUSTS - 0.48%
100	Redwood Trust, Inc.	1,555
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,384) - 0.48%		1,555

CLOSED-END MUTUAL FUNDS - 14.52%
206	Adams Express Co.	2,342
415	Alliance Bernstein Income Fund	3,191
417	Alpine Global Premier Properties Fund	2,923
260	BlackRock Credit Allocation Income Trust IV, Inc.	3,151
325	BlackRock Credit Allocation Income Trust II, Inc.	3,195
450	BlackRock Income Trust, Inc.	3,024
330	Calamos Strategic Total Return Fund	3,211
155	Central Securities Corp.	3,632
200	Macquarie Global Infrastructure Total Return Fund, Inc.	3,644
200	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	3,240
230	Nuveen Multi-Currency Short-Term Government Fund	3,209
380	Nuveen Multi-Strategy Income & Growth Fund	3,226
360	Nuveen Mutli-Strategy Income & Growth Fund 2	3,222
230	Western Asset Emerging Markets Income Fund, Inc.	2,985
170	Western Asset Emerging Markets Debt Fund, Inc.	3,184
TOTAL FOR CLOSED-END MUTUAL FUNDS (Cost $46,475) - 14.52%		47,379

PUT OPTIONS - 0.13%

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	SPDR Gold Shares *
500	January 2012 Put @ 95	180

	SPDR Gold Shares *
2,000	January 2012 Put @ 60	260

	Total (Premiums Paid $1,555) - 0.13%	440

SHORT TERM INVESTMENTS - 64.23%
209,528	Fidelity Institutional Money Market Portfolio 0.25% ** (Cost $209,528)	209,528

TOTAL INVESTMENTS (Cost $319,653) - 101.43%		$ 330,903

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.43)%		(4,684)

NET ASSETS - 100.00%		$ 326,219

(a) Level 2 Security.
* Non-income producing securities during the period.
** Variable Rate Security, the coupon rate shown represents the yield at March 31, 2011.
The accompanying notes are an integral part of these financial statements.

Clarity Fund
Statement of Assets and Liabilities
March 31, 2011

Assets:
Investments in Securities, at Value (Cost $319,653)	$ 330,903
Cash	500
Receivables:
Due from Adviser	3,966
Dividends and Interest	266
Securities Sold	6,185
Prepaid Expenses	318
Total Assets	342,138
Liabilities:
Payables:
Accrued Audit Fees	14,042
Other Accrued Expenses	1,877
Total Liabilities	15,919
Net Assets	$ 326,219

Net Assets Consist of:
Paid In Capital	$ 310,311
Accumulated Undistributed Realized Gain on Investments	4,658
Unrealized Appreciation in Value of Investments	11,250
Net Assets, for 30,702 Shares Outstanding; (1,000,000,000 shares authorized for $0.000001 par value,
to Clarity Fund, Inc., the corporation; 50,000,000 shares authorized to the Clarity Fund)	$ 326,219

Net Asset Value and Redemption Price Per Share	$ 10.63

Short-Term Redemption Price Per Share ($10.63*0.98)	$ 10.42

* The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.
The accompanying notes are an integral part of these financial statements.

Clarity Fund
Statement of Operations
For the Period June 30, 2010, (Commencement of Operations)
through March 31, 2011

Investment Income:
Dividends	$ 1,344
Interest	347
Total Investment Income	1,691

Expenses:
Advisory Fees (Note 4)	1,688
Transfer Agent & Accounting Fees	9,099
Audit Fees	14,042
Legal Fees	2,656
Miscellaneous Fees	207
Custodial Fees	3,957
Trustee Fees	6,000
Registration Fees	782
Printing and Mailing	67
Total Expenses	38,498
Fees Waived and Reimbursed by the Advisor (Note 4)	(35,967)
Total Expenses	2,531

Net Investment Loss	(840)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	5,239
Realized Capital Gains from Registered Investment Companies	259
Net Change in Unrealized Appreciation on Investments	12,365
Net Change in Unrealized Depreciation on Options Purchased	(1,115)
Realized and Unrealized Gain on Investments	16,748

Net Increase in Net Assets Resulting from Operations	$ 15,908

The accompanying notes are an integral part of these financial statements.

Clarity Fund
Statement of Changes in Net Assets

Period Ended *
3/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (840)
Net Realized Gain on Investments	5,239
Net Realized Capital Gains from Registered Investment Companies	259
Change in Unrealized Appreciation on Investments	12,365
Change in Unrealized Depreciation on Options Purchased	(1,115)
Net Increase in Net Assets Resulting from Operations	15,908

Capital Share Transactions (Note 5)	310,311

Total Increase in Net Assets	326,219

Net Assets:
Beginning of Period	-

End of Period (including accumulated undistributed net investment income of $0)	$ 326,219

* The Fund commenced operations on June 30, 2010.
The accompanying notes are an integral part of these financial statements.

Clarity Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period Ended	(a)
	3/31/2011

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.04)
Net Gain on Securities (Realized and Unrealized)	0.67
Total from Investment Operations	0.63

Net Asset Value, at End of Period	$ 10.63

Total Return **	6.30%	(b)

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 326
Before Waiver
Ratio of Expenses to Average Net Assets	22.76%	***
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.50)%	***
Portfolio Turnover	110.32%

(a) The Fund commenced operations on June 30, 2010.
(b) Not Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized

The accompanying notes are an integral part of these financial statements.

CLARITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2011

1.  ORGANIZATION

Clarity Fund (the “Fund”), a series of Clarity Fund, Inc. (the “Company”), was incorporated under the laws of the State of Nebraska on July 6, 2009, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-ended registered investment management company (a “mutual fund”).  The Company is authorized to issue a total of 1,000,000,000 of Capital Shares of common stock in series with a par value of $.000001 per share. Fifty million (50,000,000) of these shares have been authorized by the Board of Directors (the “Board”) to be issued in one series designated Clarity Fund shares.  The Fund began operations on June 30, 2010.

The primary investment objective of the Fund is capital appreciation.

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  As a result, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

ORGANIZATIONAL AND OFFERING EXPENSES:  All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Adviser and will not be borne by the Fund.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the period ended March 31, 2011, related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.  As of March 31, 2011, net investment loss in the amount of $840 was reclassified to net realized gains.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the first in first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.  SECURITIES VALUATIONS:  As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, closed end mutual funds, and real estate investment trusts) - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last mean price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2011:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$69,701	$2,300	$0	$72,001
Real Estate Investment Trust	1,555	0	0	1,555
Closed-End Mutual Funds	47,379	0	0	47,379
Options Purchased	440	0	0	440
Money Market Fund	209,528	0	0	209,528
Total	$328,603	$2,300	$0	$330,903

* See the Schedule of Investments for categories by industry.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Clarity Capital Management, Inc. serves as investment Adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1% of the average daily net assets of the Fund during the term of the Agreement.  For the period of June 30, 2010 through March 31, 2011, the Adviser earned $1,688 in Adviser fees.  The Investment Adviser has voluntarily undertaken to waive a portion of its management fee or reimburse the Fund directly for a portion of the Fund’s expenses in order to limit the total annual Fund operating expenses, excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, to no more than 1.50% of the Fund’s annual average daily net assets.  For the period of June 30, 2010 through March 31, 2011, the Adviser waived and reimbursed $35,967.  The voluntary waiver/reimbursement is indefinite and can be terminated at any time.   At March 31, 2011, the Adviser owed the Fund $3,966.

Certain officers and directors of the Fund are also officers and directors of the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

At March 31, 2011, paid in capital amounted to $310,311 of the Fund. Transactions in capital stock were as follows:

	June 30, 2010 (commencement of operations) Through March 31, 2011
	Shares	Amount
Shares sold	31,193	$315,331
Shares issued in reinvestment of dividends	-	-
Shares redeemed	(491)	(5,020)
Net increase	30,702	$310,311

The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.  For the period, June 30, 2010 through March 31, 2011, the Fund did not collect any early redemption fees.

6.  DERIVATIVES

Transactions in purchased options during the period ended March 31, 2011 were as follows:

	Number of Contracts	Premiums Paid
Options outstanding at June 30, 2010	-	$ -
Options purchased	25	1,555
Options exercised	-	-
Options expired	-	-
Options terminated in closing purchase transaction	-	-
Options outstanding at March 31, 2011	25	$ 1,555

Realized and unrealized gains and losses on derivatives contracts entered into during the period of June 30, 2010 through March 31, 2011, by the Fund are recorded in the following locations in the Statement of Operations:

                                                                                   Realized

Unrealized

Location

Gain/(Loss)

Location

Gain/(Loss)

Put options                       Realized Gain

    Change in Unrealized

 Purchased                     (Loss) on Options

       $  -                              Depreciation                 $  (1,115)

                              on Options

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2011, approximately 33.58% of all outstanding shares of the Fund were owned by Clarity Fund, LLC, which is owned and controlled by members of the Adviser.  As of March 31, 2011, approximately 65.17% of all outstanding shares of the Fund are owned by Shirley Peyton Hollan.

8.  DISTRIBUTION PLAN

The Fund intends to initially sell its shares as an issuer dealer without sales charges, 12b-1 fees or other servicing fees directly to shareholders. However, the Fund has adopted Distribution, 12b-1 and Shareholder Servicing Plans that when activated will permit it to engage one or more broker dealers and or other parties to assist in distribution and servicing shareholder accounts in the future. These plans permit the assessment of 12b-1 fees, servicing fees and other direct and or indirect sales charges. These plans are not currently effective.  If the 12b-1 plan was activated, the fees will be paid out of the Fund’s assets on an ongoing basis and will increase costs.  The 12b-1 plan maximum fee is 0.25%.  The 12b-1 plan will only be implemented when the Board determines that it is in the best interests of the Fund and its shareholders to activate the plan to encourage distribution of the Fund shares.

9.   INVESTMENT TRANSACTIONS

For the period of June 30, 2010 through March 31, 2011, purchases and sales of investment securities, other than options and short-term investments, were as follows:

Purchases

Investment Securities                          $ 169,807

Sales

Investment Securities                          $ 66,476

As of March 31, 2011, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation                             $   13,571

Gross (Depreciation)                               (2,321)

Net Appreciation on Investments       $   11,250

At March 31, 2011, the aggregate cost of securities for federal income tax purposes was $319,653.

10. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid by the Fund for the period June 30, 2010 through March 31, 2011.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$ 4,546
Undistributed Accumulated Capital Gains	112
Net appreciation on Investments	11,250
Total	$ 15,908

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Clarity Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clarity Fund, Inc., comprising the Clarity Fund (the “Fund”), as of March 31, 2011, and the related statements of operations and changes in net assets, and the financial highlights for the period June 30, 2010 (commencement of operations) through March 31, 2011.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the Fund’s custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the period June 30, 2010 (commencement of operations) through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 26, 2011

Clarity Fund
Expense Illustration
March 31, 2011 (Unaudited)

Expense Example

As a shareholder of the Clarity Fund , you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period October 1, 2010 through March 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2010	March 31, 2011	October 1,2010 to March 31,2011

Actual	$1,000.00	$1,047.29	$7.66
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

CLARITY FUND

DIRECTORS AND OFFICERS

MARCH 31, 2011 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address*, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Al K. Kaduce Age: 53	Director; and Audit Chair	Until resignation or successor appointed; July 2009	1	Owner, Kaduce & Company, PC an accounting and tax consulting firm, 2010-Present; Partner, Haines, Kaduce, Schmid, Macklin, an accounting and tax consulting firm, 1977- 2010
J. Scott Raecker Age: 49	Director	Until resignation or successor appointed; July 2009	1	Executive Director, Institute for Character Development
Douglas Pals Age: 43	Director	Until resignation or successor appointed; July 2009	1	Owner, Re:Sourceful Communications, a marketing, product development, business cultural development consulting firm.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the

Investment Company Act of 1940, and each officer of the Trust.

Name, Address*, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Bradley R. Peyton ** Age: 54	Portfolio Manager; Board of Directors Chairman	Until resignation or successor appointed; July 2009	1	President, Clarity Capital Management, Inc. and President, Clarity Asset Management, Inc.
OFFICERS:
Sayer P. Martin Age: 30	Vice President and Chief Financial Officer	Until resignation or successor appointed; July 2009	1	Vice President and Portfolio Manager, Clarity Capital Management, Inc. and Clarity Asset Management, Inc. CLS Investments, Analyst/Portfolio Administrator; Orion Advisor Services. LLC, Account Manager
Mary D. Pitcher Age: 48	Chief Compliance Officer	Until resignation or successor appointed; July 2009	1

Chief Compliance Officer, Clarity Capital Management, Inc.; Clarity Asset Management, Inc. and President Compliance Resources, Inc., a compliance consultant.  Bankers Trust Company, N.A., Trust Compliance Officer

* 2001 Westown Parkway, Suite 110, West Des Moines, Iowa 50265

** Mr. Peyton is a Director and Officer of Clarity Capital Management, Inc., investment adviser to the Clarity Fund, and as such is considered an “interested person” of the Clarity Fund, as that term is defined in the Investment Company Act of 1940 (an “Interested Director”).

CLARITY FUND

ADDITIONAL INFORMATION

MARCH 31, 2011 (Unaudited)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31.  The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-838-9488, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 838-9488 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 838-9488 to request a copy of the SAI or to make shareholder inquiries.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at Clarity Fund, Inc., Suite 110, 2001 Westown Parkway, West Des Moines, Iowa 50265.  A copy will be sent to you within three (3) business days of receipt of your request.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant has an Audit Committee Financial Expert, Al Kaduce. Mr. Kaduce is independent and is not an interested person as defined.  The full Board and Audit Committee members have approved the Audit Committe Financial Expert and Mr. Kaduce has agreed to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,850 with respect to the registrant’s fiscal year ended March 31, 2011.

(b)

Audit-Related Fees.  No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 with respect to the registrant’s fiscal year ended March 31, 2011.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee’s Pre-Approval Policies There’s no pre-approval policy in place. The audit committee approves expenditures and engagements at the regular audit committee meetings.

(e)(2)	Percentages of Services Approved by the Audit Committee Registrant] Audit-Related Fees: 100 % Tax Fees: 100 % All Other Fees: N/A %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2011

$ 2,000 [tax fees]

(h)

The registrant's audit committee has not had any non-audit services provided to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to consider to maintain the principal accountant's independence.

Item 5.

Audit Committee of Listed Companies.

Not Applicable.

Item 6.

Schedule of Investments.

(a)

Not applicable.  [schedule filed with Item 1]

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

Item 12.

Exhibits.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLARITY FUND, INC.

By:_____ /s/ _____

Bradley R. Peyton

President, Principal Executive

Officer and Director

Date: June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

_____ /s/ ________

Bradley R. Peyton

President, Principal Executive Officer and Director

Date: June 6, 2011

______ /s/ ________

Sayer Martin

Vice President, Treasurer and Principal Financial Accounting Officer

Date: June 6, 2011